Exhibit 10.86
CERTAIN PORTIONS OF THIS AGREEMENT AND THE ANNEXES THERETO WHICH ARE INDICATED BY “XXX” HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION
CDF EQUIPMENTSAND MATERIAL TRANSFER
CONTRACT
BETWEEN
CHINA PETROCHEMICAL INTERNATIONAL
COMPANY LIMITED
AND
SYNTROLEUM CORPORATION
BEIJING, CHINA
CONTRACT NO.: XXX

CONTENTS OF CONTRACT
DEFINITIONS
l.	OBJECT OF CONTRACT

2.	PRICE

3.	PAYMENT AND TERMS OF PAYMENT

4.	TRANSFER OF CDF EQUIPMENTS AND MATERIAL

5.	TECHNICAL SUPPORT

6.	WARRANTY AND LIABILITY

7.	FORCE MAJEURE

8.	TAXES AND DUTIES

9.	CONFIDENTIALITY

10.	ARBITRATION AND GOVERNING LAW

11.	MISCELLANEOUS

12.	ADDRESSES
SIGNATURE

CONTENTS OF ANNEXES

ANNEX 1	EQUIPMENTS AND MATERIAL OF CATOOSA DEMONSTRATION FACILITY (CDF)

ANNEX 2	CDF PLOT PLAN

ANNEX 3	WORK TEAMS FROM BUYER TO THE JOB SITE 01’ CDF

ANNEX 4	RATE SHEET FOR TECHNICAL SUPI>ORT FROM SELLER

ANNEX 5	EQUIPMENT EXPORT LEGAL OPINION

CDF EQUIPMENTS AND MATERIAL TRANSFER CONTRACT
CONTRACT NO.: XXX
CDF EQUIPMENTS AND MATERIAL TRANSFER CONTRACT (the “CONTRACT”) is made by and between China Petrochemical International Company Limited (“BUYER”), a Company incorporated in China with its principal offices located at No. 4 Huixindong Street, Chao Yang District, Beijing, China 100029, and Syntroleum Corporation (“SELLER”), which is registered in the State of Delaware, U.S.A., and located at 5416 South Yale Avenue, Suite 400 Tulsa, OK 74135 U.S.A.
WHEREAS, the SELLER acknowledges and agrees that the BUYER, as a wholly owned subsidiary and trade arm of SINOPEC, is assigned as an agent for negotiating and executing the CONTRACT. The PARTIES both agree that any and all rights and obligations of the BUYER stipulated in the CONTRACT will be finally and substantially belong to SINOPEC.

The PARTIES agree to authorize their representatives to sign, as a result of friendly negotiation, this CONTRACT under the following terms and conditions:
DEFINITIONS
1
“AFFILIATES” means a corporation or other entity directly or indirectly controlling or controlled by a PARTY and which may be the parent company or any subsidiary thereof. For purposes of this definition, “control” means direct or indirect ownership of at least fifty (50%) percent of the equity in or the voting rights of such entity.

2	“CONTRACT” mean this CDF EQUIPMENTS AND MATERIAL TRANSFER CONTRACT including the ANNEX and any written, agreed modification thereof.

3	“ANNEX” means the Annexes incorporated by reference and attached to this CONTRACT.

4	“BUYER” means China Petrochemical International Company Limited.

SELLER” means Syntroleum Corporation.

For the purpose of this CONTRACT, BUYER and SELLER are collectively referred to herein as the “PARTIES” and individually as a “PARTY”, including each respective PARTY’s directors, officers and employees, and those of its AFFILIATES, if applicable.

5
“CDF” means, as of the date this CONTRACT is executed, Catoosa Demonstration Facility owned by SELLER located in Catoosa, Oklahoma, U.S.A., but excluding the refining section, tankage, rental items, and any buildings affixed to the real property. The specifics of the equipments and material in CDF are described in ANNEX 1 hereto.

6
“CDF EQUIPMENTS AND MATERIAL” means the used equipments and material, instruments, vessels and associated appurtenances in CDF ,which the scope is described in ANNEX 1 for use in the Fischer-Tropsch process, and altered by SELLER to BUYER for use on an “AS IS, WHERE IS” basis.

7	“CONFIDENTIAL INFORMATION” as used herein means:
(a)	the CONTRACT, ANNEXES hereto and the terms thereof;

(b)	any written information of SELLER or BUYER, marked with “CONFIDENTIAL”, disclosed under or caused to be delivered as a part of the CONTRACT.
8	“EFFECTIVE DATE” means the date described in Clause 11.2 of this CONTRACT.

9	“SINOPEC” means China Petroleum & Chemical Corporation, a Company incorporated in China with its principal offices located at No. 22 Chaoyangmen St. Chaoyang District, Beijing, 100728, China.

10
‘TECHNICAL SUPPORT” means the engineering and/or operational services available from SELLER that are specifically related to the CDF EQUIPMENTS AND MATERIAL, and offered to BUYER on a ratable basis as per the rate schedule and terms set out in ANNEX 4. In any event, such support and services shall be limited to support CDF EQUIPMENT and MATERIAL as supplied by SELLER under this CONTRACT.

1. OBJECT OF CONTRACT
SELLER agrees to sell to BUYER and BUYER agrees to buy from SELLER the CDF EQUIPMENTS AND MATERIAL specified in ANNEX 1.
Country of origin of CDF EQUIPMENTS AND MATERIAL is U.S.A.

2. PRICE
2.1
The total CONTRACT price of CDF EQUIPMENTS and MATERIAL (hereafter referred to as the Equipments Price), which shall be paid by BUYER to SELLER in accordance with the contents and scope stipulated in ANNEX l of the CONTRACT shall be XXX.

2.2	The above-mentioned price is a firm and fixed price.

2.3	Equipments Price in Clause 2.1 hereof is based on EXW terms of INCOTERMS 2000. BUYER shall be responsible for the packing fee of CDF EQUIPMENT AND MATERIAL.

2.4
Unless otherwise specified in CONTRACT, all the expenses for either PARTY to dispatch personnel to and maintain them at the other PARTY in performing CONTRACT shall be borne by the PARTY, which dispatches such personnel. The TECHNICAL SUPPORT should be implemented according to CHAPTER 5.

3. PAYMENT AND TERMS OF PAYMENT
3.1
All payments either by BUYER to SELLER or by SELLER to BUYER under CONTRACT shall be made by telegraphic transfer in U.S. Dollars. Any payment by BUYER to SELLER shall be effected through Bank of China, Head Office to Bank of Oklahoma. Any payment by SELLER to BUYER shall be effected through Bank of Oklahoma to the Bank of China. Head Office. All the documents of payment made by either SELLER or BUYER shall be transferred through both PARTY’s banks.

All the banking charges for the execution of this CONTRACT included in People’s Republic of China shall be borne by BUYER, while those incurred outside of People’s Republic of China shall be borne by SELLER.

3.2.1	XXX paid by BUYER to SELLER within thirty (30) days after CDF Startup Day and BUYER has received the following documents submitted by SELLER and found them in order:
(a)	One (1) copy of the CDF Dismantlement Startup Statement signed by the authorized representatives of SELLER and BUYER as stipulated in Clause 43.

(b)	Five (5) signed copies of commercial invoice;
3.2.2	XXX shall be paid by BUYER to SELLER within thirty (30) days after BUYER has received the following documents submitted by SELLER and found them in order:
(a)	One (1) copy of the Certificate of Key Equipments Removal and Shipment signed by the authorized representatives of SELLER and BUYER as stipulated in Clause 4.7

(b)	Five (5) signed copies of commercial invoice;

3.2.3
XXX shall be paid by BUYER to SELLER after arrival of CDF EQUIPMENTS AND MATERIAL to China and within thirty (30) days after BUYER has received the following documents submitted by SELLER and found them in order:

(a)	Five (5) signed copies of commercial invoice;
3.3
In case the CDF EQUIPMENTS AND MATERIAL is not allowed to exit the U.S. Customs, SELLER should bear the responsibility. SELLER should handle CDF EQUIPMENTS AND MATERIAL itself and refund the Equipments Price to BUYER immediately. Besides, BUYER has the right to get compensation from SELLER.

4. TRANSFER OF CDF EQUIPMENTS AND MATERIAL
4.1
SELLER agrees to transfer to BUYER the CDF EQUIPMENTS AND MATERIAL on the condition that such Equipments and Material is provided as set forth in the Meeting Minutes between SELLER’s and BUYER’s work teams in Catoosa dated Aug 2, 2008, and ANNEX 1 of the CONTRACT “as is, where is”.

4.2
Within sixty (60) calendar days from the EFFECTIVE DATE SELLER shall be solely responsible, at SELLER’s cost, complete necessary permits required by local, state or federal government, if any, and to render such CDF EQUIPMENTS AND MATERIAL essentially hydrocarbon and toxicant free to meet the requirement of US law and requirement for BUYER to commence disconnect, disassemble, lay-down, remove, transport, and ship the CDF EQUIPMENTS AND MATERIAL. After that, SELLER will issue an official notice to BUYER (SELLER’s Notice) indicating that it is ready for BUYER to commence work to disconnect, disassemble, lay-down, remove, transport, and ship the Equipment and Material from the CDF.

4.3
After BUYER got the SELLER’s Notice, and within 120 days after EFFECTIVE DATE, BUYER will send its people and subcontractor to the CDF site, and sign a CDF Dismantlement Startup Statement with SELLER. The signing date should be considered as startup day of commencing disconnect, disassemble, lay-down, remove, transport, and ship the CDF EQUIPMENTS AND MATERIAL (“Startup Day”). From Startup Day, BUYER can start commencing disconnect, disassemble, lay-down, remove.

4.4
SELLER will provide necessary support free of charge to BUYER such as providing office, utilities and technical assistance and provide lay down space detailed in ANNEX 2 for dismantling, packaging and temporary storage. SELLER shall be responsible for any permits if required by local, state or federal government for the disconnect, disassemble, lay-down, or removal of the CDF EQUIPMENTS AND MATERIAL. SELLER shall also assist BUYER for any permits if required by local, state or federal government for transportation and shipment of CDF EQUIPMENTS AND MATERIAL. BUYER shall be responsible, at its own cost, for the disassembly, lay-down, removal, transportation, shipment of CDF EQUIPMENTS AND MATERIAL.

4.5
Upon the arrival of BUYER at the CDF site, SELLER shall grant BUYER entry to the CDF site. Upon entry, BUYER shall assume the care, custody and control over operations of the work site at the CDF site. During such time, BUYER shall grant SELLER reasonable and safe access to the CDF site.

4.6
The CDF EQUIPMENTS AND MATERIAL shall be removed from the CDF by BUYER within one hundred eighty (180) calendar days from the Startup Day described in Clause 4.3 on the condition that all the prepare work described in 4.2 is completed by SELLER.

After the payment as per 3.2.1, BUYER can transport and ship the key equipment such as F-T reactors, catalyst regenerator, catalyst filter, compressors in the scope of CDF EQUIPMENTS AND MATERIAL.

4.7
The PARTIES will sign a certificate when removal and shipment of key equipment such as F-T reactors, catalyst regenerator, catalyst filter, compressors from CDF site by the BUYER is materially complete (“Certificate of Key Equipments Removal and Shipment”). BUYER shall endeavor to ship the key equipments at one time from the CDF site if possible.

The PARTIES will sign a certificate when removal of CDF EQUIPMENTS AND MATERIAL from CDF site by the BUYER is complete (“Certificate of Completion”). Thereafter, BUYER shall relinquish all care, custody and control over the CDF site back to SELLER, and SELLER shall be responsible afterwards for cost and obligations, including rendering the site in a condition suitable to meet the requirements, if any, of the United States Environmental Protection Agency, the Oklahoma Department of Environmental Quality, or any other governmental agency with jurisdiction over the CDF.

4.8
SELLER should be responsible to protect CDF Equipment and Material from damage and lost until the Startup Day as stipulated in Clause 4.3. BUYER shall be responsible, at its own cost, for complying with all regulatory requirements of the United States during the disconnecting, disassemble, lay-down, removal, transportation, and shipment of CDF EQUIPMENTS AND MATERIAL.

4.9	BUYER will send several working teams to the CDF site. The detail is described in ANNEX 3. SELLER will provide necessary assistance for the arrangement of entry of these working teams to the U.S.A.

5. TECHNICAL SUPPORT
5.1
From time to time during the term of this CONTRACT, SELLER will, upon the request from BUYER, supply BUYER with TECHNICAL SUPPORT pertaining to the CDF EQUIPMENTS AND MATERIA. The type and scope of the TECHNICAL SUPPORT, their mode and place of performance and other relevant details, if not specifically laid down hereinafter, shall be agreed upon between the PARTIES at the time such services are requested by BUYER or its AFFILIATES.

5.2
The TECHNICAL SUPPORT to be provided by SELLER hereunder shall be rendered in the English language, and, in performing any TECHNICAL SUPPORT, SELLER will endeavor to apply the latest knowledge available at the time of delivery such TECHNICAL SUPPORT.

5.3
TECHNICAL SUPPORT shall be supplied and paid for on a reimbursable basis as per the terms and rates defined in ANNEX 4 attached hereto; furthermore, any performance of the TECHNICAL SUPPORT by SELLER is conditioned upon the full and punctual payment by BUYER of all remunerations to be paid to SELLER under this CONTRACT and in connection with rendering TECHNICAL SUPPORT.

5.4
When and where TECHNICAL SUPPORT is required, SELLER shall offer a discount of XXX off the labor rates contained in ANNEX 4. In addition, SELLER’s applicable labor rates are subject to annual adjustments commencing from January 1, 2009, with such adjustment based upon the Consumer Price Index published by the United States Bureau of Labor Statistics, or its successor if the CPI shall no longer be published.

6. WARRANTYAND LIABILITY
6.1
SELLER warrants as follows, the CDF EQUIPMENTS AND MATERIAL mentioned in the CONTRACT are in the legal, full and sale ownership of SELLER; SELLER has the right to transfer CDF EQUIPMENTS AND MATERIAL to BUYER.

6.2
Limited Liability. The obligations, warranties and liabilities assumed by SELLER, BUYER and their AFFILIATES under this CONTRACT are limited to those expressly specified in this CONTRACT. Neither SELLER nor BUYER shall be liable to the other PARTY for any indirect or consequential damages or losses, such as but not limited to loss of revenue, loss of use, loss of production, trading losses, or loss of capital costs.

6.3
The PARTIES should comply with the obligations, warranties and liabilities assumed by each PARTY under this CONTRACT. In case there is any breach by any PARTY, the PARTY who make the breach will compensate the direct damage and loss with proven evidence to the other PARTY unless it gets written excuse by the other PARTY.

6.4
Indemnities. Both BUYER and SELLER agree to indemnify, defend and hold harmless the other PARTY (including their officers, directors, employees, representatives and subcontractor, and those of their AFFILIATES) from and against any losses arising out of any property (real or personal) damages, personal injuries or death caused by such PARTY or its representatives, provided that such indemnity shall not apply to the gross negligence, willful misconduct or illegal acts.

7. FORCE MAJEURE
7.1
Should either PARTY be prevented from executing CONTRACT due to the case of force majeure such as war, serious fire, flood, typhoon, earthquake, terrorism, government priorities, and other cases, which will be recognized by PARTIES, implementing CONTRACT shall be extended by a period equivalent to the effect of the occurrences. Either PARTY shall have no right to claim the other PARTY any loss caused due to the case of force majeure.

7.2
The prevented PARTY shall inform the other PARTY as soon as possible by fax and airmail by registered letter with evidence of the occurrence of force majeure at latest within fourteen (14) days from the occurrence. The other PARTY should check and acknowledge this letter.

7.3
The prevented PARTY shall inform the other PARTY as soon as possible by fax of the termination or elimination of the case of force majeure and confirm the information by registered airmail letter. After the termination or elimination of the case of force majeure, PARTIES shall respectively continue to implement all the responsibilities stipulated in CONTRACT.

7.4	Should the case of force majeure continue more than ninety (90) consecutive days, the PARTIES have the right to cancel the CONTRACT.

8. TAXES AND DUTIES
8.1
All taxes, duties and other duties in connection with the execution of CONTRACT levied by the Government of People’s Republic of China on BUYER in accordance with the tax laws in effect shall be borne by BUYER.

8.2
All the taxes, duties and other duties in connection with and in the execution of CONTRACT levied by the Government of People’s Republic of China on SELLER in accordance with the tax laws in effect shall be borne by SELLER. The related tax to be levied on SELLER will be deducted from the payment under Chapters 2 and 3 of CONTRACT by BUYER and on behalf of SELLER paid to Chinese Tax Authority.

8.3
All individual income taxes levied by the Chinese Government under “Individual Income Tax Law of the People’s Republic of China” on SELLER’s personnel present in China shall be borne by SELLER or its personnel.

8.4	All taxes, customs, duties and other duties arising outside People’s Republic of China in connection with the execution of CONTRACT shall be borne by SELLER.

9. CONFIDENTIALITY
9.1
BUYER agrees that any CONFIDENTIAL INFORMATION disclosed by SELLER or an Affiliate of SELLER, directly to BUYER during the term of this CONTRACT will be kept confidential by BUYER for a period of ten (10) years after the date of each disclosure, but not to exceed five (5) years after the termination of this CONTRACT. BUYER will treat CONFIDENTIAL INFORMATION with the same standard of care BUYER uses to protect its own CONFIDENTIAL INFORMATION and will not disclose, copy, or duplicate CONFIDENTIAL INFORMATION except for internal use. CONFIDENTIAL INFORMATION will be used by BUYER solely as it relates directly to this CONTRACT, and for no other purpose.

BUYER may disclose any of the CONFIDENTIAL INFORMATION to an Affiliate of BUYER or a third party in CDF dismantlement and restart, provided that the third party has a need to know, and such third party has agreed in writing to be bound by obligations of confidentiality no less restrictive than those contained in this CONTRACT.

9.2
SELLER agrees that any CONFIDENTIAL INFORMATION disclosed by BUYER or an Affiliate of BUYER, directly to SELLER during the term of this CONTRACT will be kept confidential by SELLER for a period of ten (10) years after the date of each disclosure, but not to exceed five (5) years after the termination of this CONTRACT. SELLER will treat CONFIDENTIAL INFORMATION with the same standard of care SELLER uses to protect its own similar confidential information and will not disclose, copy, or duplicate CONFIDENTIAL INFORMATION except for internal use. CONFIDENTIAL INFORMATION will be used by SELLER solely as it relates directly to this CONTRACT, and for no other purpose.

SELLER may disclose any of the CONFIDENTIAL INFORMATION to an Affiliate of SELLER, provided that the Affiliate has a need to know, and such Affiliate has agreed in writing to be bound by obligations of confidentiality no less restrictive than those contained in this CONTRACT.

9.3
A PARTY will not be subject to the restrictions set forth herein as to the disclosure, duplication or use of disclosed CONFIDENTIAL INFORMATION, which the receiving PARTY can prove by competent evidence:

(a)	was already known to the receiving PARTY or its AFFILTATES prior to the disclosure thereof by the disclosing PARTY;

(b)	is or becomes part of the public knowledge or literature without breach of this CONTRACT by the receiving PARTY but only after it becomes part of the public knowledge or literature;

(c)
will otherwise lawfully become available to the receiving PARTY or its AFFILIATES from a third party but only after it becomes so available and provided the third party is not under obligation of confidentiality to disclosing PARTY.

9.4
The receiving PARTY will limit access to the CONFIDENTIAL INFORMATION disclosed to it to those employees of the receiving PARTY or its AFFILIATES who reasonably require the same and who are under a legal obligation of confidentiality on the terms set forth in this CONTRACT. The receiving PARTY will be responsible to the disclosing PARTY for the performance by its employees and its AFFILIATES of their confidentiality obligations.

9.5
In the event that a receiving PARTY is requested or required by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process to disclose any such CONFIDENTIAL INFORMATION, the receiving PARTY will provide the disclosing PARTY with prompt written notice of such request or requirement prior to making the requested disclosure, and will cooperate with the disclosing PARTY so that the disclosing PARTY may seek a protective order or other appropriate remedy or, if the disclosing PARTY so elects, waive compliance with the terms of this CONTRACT. In the event that such protective order or other remedy is not obtained, the receiving PARTY may disclose only that portion of the CONFIDENTIAL INFORMATION that the disclosing PARTY is advised by counsel is legally required to be disclosed and request confidential treatment of such information by the appropriate judicial authority.

9.6
The PARTIES agree that they will each take all actions necessary or appropriate to carry out the provisions of this CONTRACT or to assist each other in securing protection CONFIDENTIAL INFORMATION referenced herein.

9.7
It is recognized that public announcements of the material terms regarding this CONTRACT may be necessary upon execution to comply with the rules and regulations of the U.S. Securities Exchange Commission, or any public securities exchange. In such instance, each PARTY agrees to provide written notice to the other PARTY of the content of any proposed disclosure, press release. or other announcement relating to this CONTRACT at least three (3) working days prior to its intended release.

10. ARBITRATION AND GOVERNING LAW
10.1
Except as otherwise provided herein, all disputes arising from the execution of, or in connection with, the CONTRACT shall be settled through friendly consultation between the PARTIES. If no settlement can be reached through consultation within ninety (90) calendar days after either PARTY has given written notice to the other PARTY of the existence of a dispute under this Clause 10, the dispute shall be submitted to arbitration.

10.2
The arbitration shall take place in Singapore International Arbitration Centre in Singapore, and the arbitration shall be conducted according to the procedures and rules of the International Chamber of Commerce (“ICC”), in accordance with the statutes of the said institution,

(a)	The arbitration award shall be final and binding upon PARTLES and PARTIES shall execute the award accordingly,

(b)	The arbitration fee shall be borne by the losing PARTY or as otherwise determined by the arbitration panel according to the responsibilities of the PARTLES,

(c)	In the course of arbitration, the present CONTRACT shall be executed continuously by PARTIES except the parts under the arbitration,
10.3
Except as otherwise provided herein, disputes related to this CONTRACT shall be governed by and construed in accordance with the laws of Singapore. But in the event that there is no published and publicly available law in Singapore governing a particular matter relating to this CONTRACT, reference shall be made to general international commercial practices.

11. MISCELLANEOUS
11.1
After signing this CONTRACT, each PARTY shall have forty-five (45) calendar days to obtain the necessary approval and ratification from its governing entities to enter into this CONTRACT if so required under applicable law or the PARTY’s corporate structure, and each PARTY shall notify the other when such approval or ratification has been granted by such governing entities.

11.2
The later date of BUYER’s or SELLER’s official notification will be taken as EFFECTIVE DATE of CONTRACT. PARTIES shall inform each other by fax followed by registered airmail to confirm EFFECTIVE DATE of CONTRACT.

ANNEX 1 to 5 to CONTRACT are integral parts of CONTRACT and shall have the same force as CONTRACT itself. However, in case certain content of ANNEX to CONTRACT is not in conformity with the Definitions and/or Chapters 1 to 12 of CONTRACT, the Definitions and Chapters 1 to 12 of CONTRACT shall prevail.

11.3
Any amendment, supplement and alteration to the terms and conditions of CONTRACT shall be made in written form and signed by the authorized representatives of PARTIES upon a CONTRACT reached between PARTIES through consolidation. They shall form integral parts of CONTRACT, and shall have the same force as CONTRACT itself. However, such amendment, supplement and alteration shall not release either PARTY from its responsibility and liability stipulated in CONTRACT unless otherwise stipulated in such amendment, supplement and alteration.

11.4	No assignment, concession, transfer or revealment of any right or obligation arising under CONTRACT shall be made by either PARTY to a third party without the prior written consent of the other PARTY.

11.5
This CONTRACT is effective only between SELLER and BUYER. In case of alteration of legal entity of any party with exception of acquisition, all the rights and obligations of this party under the CONTRACT shall terminate automatically. Meanwhile, all the rights and duties under the CONTRACT of this party cannot be transferred and inherited without written permission of the other party.

11.6
This CONTRACT shall be valid for the term of ten (10) years after the EFFECTIVE DATE. If upon expiration of this CONTRACT there remains any outstanding obligation of any PARTY to be performed the term of this CONTRACT shall be extended for a period of time mutually agreed between the PARTIES necessary for the performance of such obligation.

11.7
This CONTRACT is signed and executed by SELLER on the one part and BUYER, an Affiliate of SINOPEC, acting on behalf of SINOPEC on the other part. This CONTRACT is in six (6) originals in both Chinese and English languages, three (3) originals in each language for each PARTY. Both language versions shall be equally authentic.

11.8
All previous oral and/or written statements, documents, letters and other forms of correspondence between PARTIES shall automatically become null and void after the EFFECTIVE DATE with the exception of MM081014 and Meeting Minutes between SELLER’s and BUYER’s work teams in Catoosa dated Aug 2, 2008.

11.9
Expectations of the PARTIES. Each of BUYER and SELLER agree that the PARTIES must act in accordance with the principle of good faith, fair dealing, and equitable treatment whether exercising rights or performing obligations hereunder this CONTRACT.

11.10
Merger. This CONTRACT, together with the ANNEX, merges and supersedes all prior discussions, CONTRACTS and understanding with the exception of MM081014 and Meeting Minutes between SELLER’s and BUYER’s work teams in Catoosa dated Aug 2, 2008.

11.11
Waiver. The failure of a PARTY at any time to require performance by the other PARTY of any provision hereof shall in no way affect the full right to require such performance at any time thereafter. The waiver by a PARTY of a breach of any provision hereof shall not constitute a waiver of any succeeding breach of the same or any other provision or constitute a waiver of the provision itself. The failure of a PARTY, in the exercise of any power, right or privilege hereunder shall not constitute a waiver of such power, right or privilege.

11.12
Severability. Should any provision of this CONTRACT be invalid or unenforceable under any applicable laws or regulations, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired; provided, that in such case the PARTIES oblige themselves to use their best efforts to achieve the purpose of the invalid provisions through negotiation and execution of a new and legally valid substitute provision.

11.13
Section Headings, Table of Contents. The Table of Contents, section headings and other headings contained in this CONTRACT are for reference purposes only and are in no way intended to define, interpret, describe or limit the scope, extent or intent of this CONTRACT or any provision hereof.

11.14	All communications between both PARTIES in the execution of CONTRACT shall be made in English. Formal information shall be made in written form and sent by registered airmail.

12. ADDRESS
Any notice or other communication required to be given under this CONTRACT shall be given to either PARTY to the following addresses by airmail, email or telefax. Important notices in which rights and/or obligations of either PARTY are involved shall be given by registered airmail or internally recognized courier (DHL, FedEx, etc), and such notices shall be deemed to have been validly given seven (7) calendar days after the post mark date of the notice. Correspondence between the PARTIES will be in English. The addresses for exchange of correspondence of the PARTIES hereto are as follows:
BUYER:
XXX
China Petrochemical International Company Limited
22, North Street, Chaoyangmen, Chaoyang
Distr., Beijing, 100728, P.R. China
XXX
XXX
XXX
SELLER:
Mr. Gary Roth
Syntroleum Corporation
ADDRESS: 5416 South Yale Avenue, Suite 400 Tulsa, Oklahoma 74135
Attn.: President
Tele: fax: 001-918 592 7979
Email: groth@syntroleum.com

SIGNATURE:

The Seller:	The Buyer:

For and on behalf of	For and on behalf of

By: Syntroleum Corporation	By: China Petrochemical International Co., Ltd

/s/ Gary Roth	For and on behalf of China Petrochemical International Limited
Name: Gary Roth	Name:

Title: CEO	Title:

Date: 12/15/08	Date: 12/15/08

ANNEX 1: EQUIPMENTS AND MATERIAL OF CATOOSA DEMONSTRATION FACILITY
XXX
XXX
1.1	XXX XXX

1.2	XXX XXX

ANNEX 2: CDF PLOT PLAN
XXX

ANNEX 3: WORK TEAMS FROM BUYER TO THE JOB SITE OF CDF
XXX

ANNEX 4: RATE SHEET FOR TECHNICAL SUPPORT FROM SELLER
SYNTROLEUM shall provide engineering and operational technical services as requested by SINOPEC related to the items under the terms provided for in this Agreement. Such services shall be supplied and paid for on a reimbursable basis as per the terms defined in the attached rate sheet. XXX. Labor rates are subject to annual adjustments governed by the U.S.A. CPI movement beginning in January 1, 2009.

2008 Syntroleum Rate Sheet and General Terms and Conditions
The following apply to the rates for Syntroleum Personnel for each hour worked:
XXX

ANNEX 5: EQUIPMENT EXPORT LEGAL OPINION
XXX